UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15(d) of
                      the Securities exchange act of 1934


Date of Report (Date of earliest event reported): January 18, 2000
                                                 -----------------


                                BriteSmile, Inc.
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          (Exact name of registrant as specified in its charter)



                                      Utah
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        (State or other jurisdiction of incorporation or organization)


         0-17594                                       87-0410364
---------------------------               --------------------------------------
  (Commission file number)                 (I.R.S. Employer Identification No.)




   490 North Wiget Lane
   Walnut Creek, CA                                        94598
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (925) 941-6260



                               Not Applicable
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       (Former name or former address, if changed since last report)









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Item 5.    Other Events

         On January 18, 2000, the Registrant issued and sold in a private placement 3,333,333 shares (the "New Shares") of its Common Stock, par value $.001 per share, for aggregate proceeds of $20,000,000 (the "Private Placement"). The purchase price of the New Shares was $6.00 per share. The New Shares represent 14.2 percent of the Registrant's total shares of Common Stock issued and outstanding, after giving effect to the Private Placement.

         The New Shares were issued to three private investors, Pequot Private Equity Fund II, L.P.(1,666,667 shares), Pequot Partners Fund, L.P. (833,333 shares), and Pequot International Fund, Inc. (833,333 shares)(collectively, the "Pequot Investors").

         Funds from the Private Placement will be used for working capital to further the expansion of the Registrant's retail platform.

         Pursuant to a Registration Rights Agreement entered into with the Registrant, the Pequot Investors acquired certain rights to cause the Registrant to register their New Shares for offer and sale under the Securities Act of 1933, as amended (the "Registration Rights"). These Registration Rights include both demand and piggyback registration rights.

         Pursuant to a Voting and Co-Sale Agreement entered into between the Registrant, the Pequot Investors, and LCO Investments Ltd. (the Registrant's principal shareholder), the Company granted to the Pequot Investors the right to designate one person to be appointed to the Board of Directors of the Registrant, and to be nominated for election as a director in any shareholders meeting at which directors are elected.

         The terms of the Private Placement are set forth in full in the forms of Stock Purchase Agreement, Registration Rights Agreement, and Voting and Co-Sale Agreement attached as exhibits to this Report.


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




Item 7.  Exhibits.

Exhibit No.                        Description
-----------                        ------------

(10)(a) Stock Purchase Agreement dated as of January 12, 2000, between the Registrant and the Pequot Investors.

(10)(b) Registration Rights Agreement dated as of January 18, 2000 between the Registrant and the Pequot Investors.

(10)(c) Voting and Co-Sale Agreement dated as of January 18, 2000 between the Registrant, the Pequot Investors, and LCO Investments Ltd.

(99)              Press release dated January 13, 2000 issued by the Registrant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BriteSmile, Inc.


                          By:         /s/ Paul A. Boyer
                                      ------------------------------------
                                      Paul A. Boyer
                                      Chief Financial Officer


Date: January 25, 2000



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


                                                 EXHIBIT INDEX


Exhibit No.
Under Reg.
S-K, Item 601               Description
-------------               ------------


(10)(a)                     Stock Purchase Agreement dated
                            January 12, 2000, between
                            the Registrant and the Pequot
                            Investors.

(10)(b)                     Registration Rights Agreement
                            dated January 18, 2000,
                            between the Registrant and the
                            Pequot Investors.

(10)(c)                     Voting and Co-Sale Agreement
                            dated January 18, 2000, between the
                            Registrant, the Pequot
                            Investors, and LCO Investments,
                            Ltd.

(99)                        Press  release  dated January 13,
                            2000 issued by the Registrant.

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